SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           27-May-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-02             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   27-May-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 27-May-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         27-May-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        27-May-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  315,500,000    305,973,770    5,313,798    1.81000%       492,278
 A-2  210,750,000    208,214,924    2,880,599    1.79000%       331,293
A-IO  273,650,000    267,378,121        0        6.68000%      1,639,253
 M-1  36,000,000     36,000,000         0        2.32000%       74,240
 M-2  20,500,000     20,500,000         0        3.22000%       58,676
 M-3   9,400,000      9,400,000         0        3.42000%       28,576
 B-1  18,750,000     18,750,000         0        4.57000%       76,167
 B-2   7,850,000      7,850,000         0        5.57000%       38,866
 B-3   6,250,000      6,250,000         0        5.62000%       31,222
  X   625,000,050    614,106,763        0                          0
  R       50              0             0        1.79000%          0
Total 625,000,050    612,938,694    8,194,397                  2,770,571

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         5,806,076         0      300,659,972
 A-2      N/A         3,211,892         0      205,334,325
A-IO      N/A         1,639,253         0      263,117,034
 M-1      0.00         74,240           0       36,000,000
 M-2      0.00         58,676           0       20,500,000
 M-3      0.00         28,576           0       9,400,000
 B-1      0.00         76,167           0       18,750,000
 B-2      0.00         38,866           0       7,850,000
 B-3      0.00         31,222           0       6,250,000
  X       N/A             0             0      607,110,695
  R       N/A             0             0           0
Total     0.00       10,964,968         0      604,744,297

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NYZ6     16.84246552   1.56030998  18.40277550
 A-2   22541NZA0     13.66832327   1.57197191  15.24029518
A-IO   22541NZB8     0.00000000    5.99032794   5.99032794
 M-1   22541NZD4     0.00000000    2.06222222   2.06222222
 M-2   22541NZE2     0.00000000    2.86222244   2.86222244
 M-3   22541NZF9     0.00000000    3.04000000   3.04000000
 B-1   22541NZG7     0.00000000    4.06222240   4.06222240
 B-2   22541NZH5     0.00000000    4.95111083   4.95111083
 B-3   22541NZJ1     0.00000000    4.99555520   4.99555520
  X    22541NYY9     0.00000000    0.00000000   0.00000000
  R    22541NZC6     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    952.96346114
 A-2  0.00000000    974.30284735
A-IO  0.00000000    961.50935310
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    971.37703453
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance*                 366,438,824  247,667,939     614,106,763
     Scheduled Principal               262,825      199,520         462,345
     Prepayments (Incls Curtail)     4,273,896    2,259,827       6,533,723
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      4,536,721    2,459,347       6,996,068
     Net Realized Losses                     0            0               0
Ending Balance                     361,902,104  245,208,592     607,110,695
Ending Count                             2,651        1,447           4,098

Aggregate End Coll Bal             361,902,104  245,208,592     607,110,695

Ending Overcollateralization Amount                               2,366,398

Prefunding Account:
Beginning Balance                    7,205,977   27,739,994      34,945,970
Subsequent Transfer                  7,205,977   27,739,994      34,945,970
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      2,350,751    1,478,474       3,829,224
Less RAIS                                  170            0             170
Less NPPIS                                   0            0               0
                                     2,350,581    1,478,474       3,829,054
Capitalized Interest Account:
Beginning Balance                                                         0
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                            0

Servicing Fee                          152,683      103,195         255,878
Trustee Fee                              1,221          826           2,047
Credit Risk Manager Fee                  5,344        3,612           8,956
LPMI                                         0           70              70


Current Advances as of determination date                         1,151,665
Outstanding Advances  (end of prior calendar month)                 572,486

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     59             7,741,767      7         1,272,747
Grp 2     31             4,231,611      9         1,135,165
Total     90            11,973,378     16         2,407,911
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      0                     0
Grp 2      0                     0
Total      0                     0
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,651         361,902,104
Grp 2    1,447         245,208,592
Total    4,098         607,110,695

     Foreclosure
Grp 1    Count              Balance
Grp 2     18             2,422,795
Total      3               487,322
          21             2,910,118
     Bankruptcy
         Count              Balance
Grp 1     10             1,605,795
Grp 2      4               998,249
Total     14             2,604,044

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         27
Prin Bal of Loans for which Prepay Prems were collected           4,214,842
Current amount of Prepayment Premiums                               150,848

Current Delinquency Rate (60+days)                                  1.30488%
Rolling Three Month Delinquency Rate (60+days)                      0.80885%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     349
Weighted Average Gross Coupon of Mortgage Loans                     7.98303%
Weighted Average Net Coupon of Mortgage Loans                       7.46130%

Aggregate number of Mortgage Loans in the pool                        4,098

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      16.27047%

Net Excess Spread                                                   2.66215%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                       0
     Target Amt for the preceding Dist Date                       8,206,932




     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA as Trustee